IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

THE ALGER FUNDS

Alger Small Cap Growth Fund

THE ALGER INSTITUTIONAL FUND

Alger Small Cap Growth Institutional Fund

THE ALGER PORTFOLIOS

Alger Small Cap Growth Portfolio

(each, a “Fund”)

Supplement dated December 15, 2023 to the

Summary Prospectuses and Prospectuses of each Fund

Upon recommendation of Fred Alger Management, LLC, each Fund’s investment adviser, the Board of Trustees of each Fund recently approved changes to the Fund’s 80% test as set forth below. The change will be effective on February 13, 2024 (the “Effective Date”).

As of the Effective Date, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization range of the Russell 2000 Growth Index. The Russell 2000 Growth Index is a broad-based index of small capitalization stocks. At November 30, 2023, the market capitalization of the companies in the index ranged from $20.9 million to $14.6 billion.

Shareholders should retain this Supplement for future reference.

S-TAF-Instl.121523

S-SmallCapZ 121523

S-SmallCapY 121523

S-TAF Retail 121523

S- SmallCap ABC 121523

S-TAIF-Instl. 121523

S-SmallCapIns 121523

S-SmallCapInsZ-2 121523

S-APPI-2 121523

S-SmallCapI-2 121523